Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Information [Abstract]
Cash Flow, Supplemental Disclosures [Text Block]
Supplemental Cash Flow Information

The following table discloses information about investing and financing activities that affected recognized assets and liabilities but did not result in cash receipts or payments.  Cash paid for interest, net of interest capitalized, and cash paid for income taxes, net of income tax refunds are also disclosed in the table.

Year Ended December 31 (In millions)	2017	2016	2015
NON-CASH INVESTING AND FINANCING ACTIVITIES
Power plant long-term service agreement	$2.6	$39.5	$2.3

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for:
Interest (net of interest capitalized) (A)	$139.6	$141.9	$145.4
Income taxes (net of income tax refunds)	(16.0)	(5.9)	(3.4)

(A)	Net of interest capitalized of $18.0 million, $7.5 million and $4.2 million in 2017, 2016 and 2015, respectively.